                               PRESENTATION TO THE
                   SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS



                            ------------------------

                                 PROJECT BUCKEYE

                            ------------------------



                                OCTOBER 20, 1996



                         STRICTLY PRIVATE & CONFIDENTIAL



-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
-------------------------------------------------------------------------------
TABLE OF CONTENTS


  SECTION                                                                                                        PAGE
-----------                                                                                                   ----------

     I.        Summary of the Proposed Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . .          1

     II.       Analysis of BUCKEYE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
                    Summary Historical and Projected Financial Information . . . . . . . . . . . . . . .          3
                    Adjusted Summary Historical and Projected Financial Information. . . . . . . . . . .          4
                    Visible Shareholder Profile. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
                    Historical Price and Volume Information. . . . . . . . . . . . . . . . . . . . . . .          7

     III.      BUCKEYE Valuation Analysis. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
                    Summary of Valuation Methodologies . . . . . . . . . . . . . . . . . . . . . . . . .         13
                    Purchase Price Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
                    Summary of Selected Publicly Traded Companies. . . . . . . . . . . . . . . . . . . .         16
                    Valuation Based on Selected Publicly Traded Companies. . . . . . . . . . . . . . . .         18
                    Valuation Based on Premiums Paid in Selected Minority Squeeze-Out Transactions . . .         19
                    Valuation Based on Selected Merger and Acquisition Transactions. . . . . . . . . . .         20
                    Discounted Cash Flow Analysis. . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
                    Leveraged Recapitalization Analysis. . . . . . . . . . . . . . . . . . . . . . . . .         22

 APPENDICES
------------
     A              Historical and Projected Financial Information
     B              Selected Publicly Traded Companies
     C              Selected Minority Squeeze-Out Transactions
     D              Selected Merger and Acquisition Transactions

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY OF THE PROPOSED TRANSACTION



- On September 24, 1996, BUCKEYE (Codename) announced that The Renco Group, Inc. ("TRG") was considering making an offer to take the Company private.



- On October 10, 1996, BUCKEYE announced that a subsidiary of TRG would offer to purchase all of the outstanding shares not owned by TRG for $10.00 cash per share through a tender offer (the "Tender Offer") as part of a concurrent recapitalization involving a debt tender offer, new debt issuance and dividend to TRG.



- As of October 18, 1996, we understand that TRG has agreed to the following terms in connection with its offer:

     - A minimum condition that a majority of the public stockholders tender their shares in the Tender Offer (the "Minimum Condition").

     - The Minimum Condition cannot be waived without the consent of the Special Committee of BUCKEYE's Board of Directors.

     - The Tender Offer is not contingent upon the successful completion of the debt tender offer or the new debt issuance.


-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY OF THE PROPOSED TRANSACTION (CONT.)
($ in Millions, Except Per Share Data)


-    Purchase Price Premium Data (at $10.00 per share):

                             PRICE ($) / PREMIUM (%) PRIOR TO ANNOUNCEMENT(a)
                          ------------------------------------------------------
                              ONE DAY           ONE WEEK            FOUR WEEKS
                          --------------     --------------      ---------------
                         $5.75 / 73.9%       $5.375 / 86.0%      $5.125 / 95.1%

-    Valuation Considerations(b):

          Price Per Share                   $10.00
          Shares Outstanding                36.404
               Market Value                 $364.0
          Plus: Total Debt                   211.8
          Less: Cash and Investments        (156.7)
                                            -------
               Aggregate Value              $419.1
                                            -------
                                            -------


-     Multiples:


                                                            BUCKEYE               PURCHASE PRICE MULTIPLES
                                                     -----------------------      ------------------------
                                                     ACTUAL      ADJUSTED(c)      ACTUAL       ADJUSTED
                                                     -----------------------      ------------------------
          LTM Net Sales                               $597.5         $677.7          0.70x          0.62x
          LTM EBITDA                                    46.3           92.8           9.0            4.5
          LTM EBIT                                      23.7           70.2          17.7            6.0

          LTM EPS                                      $0.09          $0.85         115.9x          11.8x
          Projected FYE 10/96 EPS (Company)             0.76           0.80          13.2           12.5
          Projected FYE 10/96 EPS (First Call)          0.76           0.76          13.2           13.2
          Projected FYE 10/97 EPS (Company)             0.78           0.78          12.8           12.8

----------------------------
(a)  Information based on initial announcement date of September 24, 1996.
(b)  Based on balance sheet data as of July 31, 1996.
(c) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE mangement.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION(a)
($ in Millions, Except Per Share and Per Ton Data)



                                            FYE OCT. 31,                                 PROJECTED FYE OCT. 31,
                                      ------------------------       LTM    EST. FYE    ------------------------
                                                                  JULY 31,  OCT. 31,
                                      1993      1994      1995      1996      1996      1997      1998      1999
                                      ----      ----      ----      ----      ----      ----      ----      ----

Net Sales                           $578.6    $709.4    $631.0    $597.5    $657.5    $674.1    $677.6    $661.5

     % GROWTH                         12.2%     22.6%    (11.1)%    --         4.2%      2.5%      0.5%     (2.4)%

Gross Profit                         $86.6    $134.8     $86.2     $65.1    $108.9    $108.5    $120.4    $116.1

     % MARGIN                         15.0%     19.0%     13.7%     10.9%     16.6%     16.1%     17.8%     17.6%

EBITDA                               $67.5     $99.9     $66.5     $46.3     $87.1     $87.1     $98.1     $93.6

     % MARGIN                         11.7%     14.1%     10.5%      7.8%     13.2%     12.9%     14.5%     14.2%

Operating Income                     $46.5     $80.0     $45.3     $23.7     $64.6     $63.1     $72.9     $67.2

     % MARGIN                          8.0%     11.3%      7.2%      4.0%      9.8%      9.4%     10.8%     10.2%

Net Income                           $14.2     $30.9     $15.5      $3.2     $27.7     $28.2     $34.8     $32.5

EPS                                  $0.44     $0.95     $0.42     $0.09     $0.76     $0.78     $0.95     $0.89

Weighted Avg. Shares                30.750    32.491    36.575    36.557    36.514    36.404    36.563    36.563


Shipments (000 NT)                   1,302     1,468     1,222     1,264     1,391     1,383     1,400     1,350

Sales per Ton                         $445      $483      $516      $473      $473       *          *        *

EBITDA per Ton                          52        68        54        37        63       *          *        *

Op. Income per Ton                      36        54        37        19        46       *          *        *


------------------
(a)  Projected financial information provided by BUCKEYE management.

 * Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
ADJUSTED SUMMARY HISTORICAL FINANCIAL INFORMATION
($ in Millions, Except Per Share and Per Ton Data)



                                         ACTUAL                                                ADJUSTED(a)
                          -------------------------------------------------       --------------------------------------------------
                            Q4        Q1        Q2        Q3         LTM(b)         Q4         Q1        Q2        Q3         LTM(b)
                          ------    ------    ------    ------       ------       ------     ------    ------    ------       ------
Net Sales                 $107.4    $148.5    $167.0    $174.7       $597.5       $175.7     $159.0    $168.3    $174.7       $677.7

Gross Profit              $(13.6)    $23.0     $26.3     $29.4        $65.1        $32.4      $25.2     $26.5     $29.4       $113.5

     % MARGIN              (12.6)%    15.5%     15.7%     16.8%        10.9%        18.5%      15.8%     15.7%     16.8%       16.7%

EBITDA                    $(16.4)    $18.5     $20.5     $23.7        $46.3        $27.8      $20.6     $20.8     $23.7        $92.8

     % MARGIN              (15.3)%    12.5%     12.3%     13.6%         7.8%        15.8%      12.9%     12.3%     13.6%       13.7%

Operating Income (Loss)   $(22.1)    $12.8     $14.9     $18.0        $23.7        $22.1      $14.9     $15.1     $18.0        $70.2

     % MARGIN              (20.6)%     8.6%      8.9%     10.3%         4.0%        12.6%       9.4%      9.0%     10.3%       10.4%

Net Income (Loss)         $(16.0)     $4.8      $6.2      $8.1         $3.2        $10.5       $6.0      $6.3      $8.1        $31.0

EPS                       $(0.44)    $0.13     $0.17     $0.22        $0.09        $0.29      $0.16     $0.17     $0.22        $0.85

Weighted Avg. Shares      36.572    36.563    36.563    36.530       36.557       36.572     36.563    36.563    36.530       36.557


Shipments (000 NT)           209       336       355       364        1,264          340        336       355       364        1,395

Sales Per Ton               $514      $422      $471      $480         $473         $517       $473      $475      $480         $486

EBITDA Per Ton               (79)       55        58        65           37           82         61        58        65           67

Op. Income Per Ton          (106)       38        42        50           19           65         44        43        50           50

--------------------
(a) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.
(b)  LTM = Last twelve months ended July 31, 1996.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest


PROJECT BUCKEYE
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED SUMMARY PROJECTED FINANCIAL INFORMATION(a)
($ in Millions, Except Per Share and Per Ton Data)




                                            ACTUAL                                              ADJUSTED(b)
                          ----------------------------------------------------   ---------------------------------------------------
                              Q1         Q2         Q3         Q4E    FY96E(C)      Q1         Q2         Q3         Q4E    FY96E(C)
                          -------    -------    -------    -------    --------   -------    -------    -------   -------   ---------
Net Sales                 $ 148.5    $ 167.0    $ 174.7    $ 167.4    $ 657.5    $ 159.0    $ 168.3    $ 174.7   $ 167.4   $ 669.4

Gross Profit              $  23.0    $  26.3    $  29.4    $  30.2    $ 108.9    $  25.2    $  26.5    $  29.4   $  30.2   $ 111.3

  % MARGIN                   15.5%      15.7%      16.8%      18.1%      16.6%      15.8%      15.7%      16.8%     18.1%     16.6%

EBITDA                    $  18.5    $  20.5    $  23.7    $  24.4    $  87.1    $  20.6    $  20.8    $  23.7   $  24.4   $  89.4

  % MARGIN                   12.5%      12.3%      13.6%      14.6%      13.2%      12.9%      12.3%      13.6%     14.6%     13.4%

Operating Income          $  12.8    $  14.9    $  18.0    $  18.8    $  64.6    $  14.9    $  15.1    $  18.0   $  18.8   $  66.8

  % MARGIN                    8.6%       8.9%      10.3%      11.2%       9.8%       9.4%       9.0%      10.3%     11.2%     10.0%

Net Income                $   4.8    $   6.2    $   8.1    $   8.6    $  27.7    $   6.0    $   6.3    $   8.1   $   8.6   $  29.1

EPS                       $  0.13    $  0.17    $  0.22    $  0.24    $  0.76    $  0.16    $  0.17    $  0.22   $  0.24   $  0.80

Weighted Avg. Shares       36.563     36.563     36.530     36.402     36.514     36.563     36.563     36.530    36.402    36.514


Shipments (000 NT)            336        355        364        336      1,391        336        355        364       336     1,391

Sales Per Ton             $   442    $   471    $   480    $   498    $   473    $   473    $   475    $   480   $   498   $   481

EBITDA Per Ton                 55         58         65         72         63         61         58         65        72        64

Op. Income Per Ton             38         42         50         56         46         44         43         50        56        48





____________________________________________

(a)  Projected financial information provided by BUCKEYE management.
(b) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.
(c)  Fiscal year ending October 31, 1996.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------
VISIBLE SHAREHOLDER PROFILE


                                                                     % OF
                                                                   OUTSTANDING
                    HOLDER                        SHARES OWNED       SHARES
------------------------------------------     ----------------  -------------

TRG(a)                                            30,746,800           84.5%

INSIDE HOLDINGS(a):
   Ira Leon Rennert (Chairman)(b)                        100              *
   Edward R. Caine (CEO)                              25,000              *
   S. Daniel Abraham (Director)                        3,000              *
   Justin W. D'Atri (Director/Sec'y)                     300              *
   Arthur W. Fried (Director)                         22,700              *
   Patrick T. Kenney (VP-Ops)                         10,000              *
   William Schwartz (Director)                         4,850              *
   James V. Stack (Vice Chairman)                     25,000              *
   Patrick G. Tatom (VP-Comm'l)                       10,000              *
   Bret W. Wise (VP/CFO)                              11,000              *
                                                --------------     ---------
        Total                                        111,950              *

INSTITUTIONAL HOLDINGS(c):
   Morgan Stanley                                    191,300              *
   William D. Witter                                  77,200              *
   Dimensional Fund                                   74,400              *
   Mellon Bank                                        70,000              *
   Barclays Bank                                      66,993              *
   Others (8 Institutions)                           217,300              *
                                                --------------     ---------
       Total                                         697,193            1.9

OTHER HOLDINGS:                                    4,848,457           13.3
                                                --------------     ---------
   Total(a)                                       36,404,400          100.0%
                                                --------------     ---------
                                                --------------     ---------


________________________________

*    Less than 1%.
(a) As of October 10, 1996, according to information provided by BUCKEYE management.
(b)  Excludes shares held by TRG.
(c) Source: CDA Spectrum holdings as of June 30, 1996. Excludes outdated holdings.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------

BUCKEYE - Common Stock Price and Trading Volume History
          Daily: 10/16/95 to 10/16/96


                                    [GRAPH 1]

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------

BUCKEYE - Common Stock Price and Trading Volume History from the date of
          BUCKEYE's Initial Public Offering
          Daily:  7/14/94 to 10/16/96


                                    [GRAPH 2]

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------

BUCKEYE - Daily Indexed Common Stock Price History
          Daily:  7/14/94 to 10/16/96

          BUCKEYE Compared to the S&P 400 and a Composite Index of ACME Metals, Inc., AK Steel Holdings Corp., Armco, Bethlehem Steel Corp., Geneva Steel Co. (Class A Shares), Inland Steel Industries, LTV Corp., National Steel (Class B Shares), Rouge Steel, USX - U.S. Steel, Weirton and WHX.


                                    [GRAPH 3]

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------

BUCKEYE - Volume Analysis for BUCKEYE
          Common Shares Traded at Specific Prices


                                    [GRAPH 4]

          Based on Daily Closing Prices from 7/14/94 to 10/16/96

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
-------------------------------------------------------------------------------

BUCKEYE - Volume Analysis for BUCKEYE
          Common Shares Traded at Specific Prices


                                    [GRAPH 5]

          Based on Daily Closing Prices from 10/16/95 to 10/16/96

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------


BUCKEYE - Volume Analysis for BUCKEYE
          Common Shares Traded at Specific Prices


                                    [GRAPH 6]

          Based on Daily Closing Prices from 9/25/95 to 9/24/96

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY OF VALUATION METHODOLOGIES


                         -    Purchase Price Premiums

                              -    Premiums to Selected Market Prices

                              -    Purchase Price Ratio Analysis


                         -    Selected Publicly Traded Companies


                         -    Selected Merger and Acquisition Transactions

                              -   Minority Squeeze-Out Transactions

                              -   Industry Transactions


                         -    Discounted Cash Flow Analysis


                         -    Leveraged Recapitalization Analysis

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
PREMIUMS TO SELECTED MARKET PRICES

                                                                                                                   OFFER PRICE
                                                                                                                     PREMIUM
                                                                         DATE                  STOCK PRICE         (DISCOUNT)
                                                                         ----                  -----------         -----------
Offer Price per Share                                                   10/10/96             $10.000                  --

Closing Price One Day Prior to Offer                                    10/09/96               8.500                17.6%
Price One Day After Initial Announcement                                09/25/96               7.000                42.9
Price on Initial Announcement Date                                      09/24/96               5.625                77.8
Prices Prior to Initial Announcement:
     One Day                                                            09/23/96               5.750                73.9
     One Week                                                           09/17/96               5.375                86.0
     Four Weeks                                                         08/27/96               5.125                95.1

     52-Week High                                                       09/12/96               5.875                70.2
     52-Week Low                                                        12/19/95               3.625               175.9
     52-Week Average                                                          --               5.061                97.6

     All-Time High                                                      09/19/94              12.625               (20.8)
     All-Time Low                                                       12/19/95               3.625               175.9
     All-Time Average                                                         --               6.595                51.6

     IPO Price                                                          07/14/94              10.000                 0.0

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

  PROJECT BUCKEYE
-------------------------------------------------------------------------------
  PURCHASE PRICE RATIO ANALYSIS
  ($ in Millions, Except Per Share Data)


                                     BUCKEYE    Pre-Announce                    Hypothetical Purchase Price Per Share
                                                                      -----------------------------------------------------
                                     Data (a)   Trading Price (b)      $8.00    $9.00      $10.00       $11.00       $12.00
                                     --------   -----------------     ------  -------     -------      --------    --------
                                                      $5.75
  Prem (Disc) to Pre-Announce Price                      --             39.1%    56.5%       73.9%        91.3%       108.7%

  Prem (Disc) to 52-Week High           $5.88          -2.1%            36.2%    53.2%       70.2%        87.2%       104.3%
  Premium to 52-Week Low                 3.63          58.6%           120.7%   148.3%      175.9%       203.4%       231.0%

  Shares Outstanding                   36.404        36.404           36.404   36.404      36.404       36.404       36.404

  Equity Value                                       $209.3           $291.2   $327.6      $364.0       $400.4       $436.8

  Plus: Outstanding Debt                211.8         211.8            211.8    211.8       211.8        211.8        211.8
  Less: Cash and Equivalents           (156.7)       (156.7)          (156.7)  (156.7)     (156.7)      (156.7)      (156.7)
                                       -------       -------          -------  -------     -------      -------      -------
  Aggregate Value                                    $264.4           $346.3   $382.8      $419.2       $455.6       $492.0


  AGGREGATE VALUE MULTIPLES:

  Actual LTM  Sales                    $597.5          0.44 x           0.58 x   0.64 x      0.70 x       0.76 x       0.82 x
             EBITDA                      46.3           5.7              7.5      8.3         9.0          9.8         10.6
              EBIT                       23.7          11.2             14.6     16.2        17.7         19.2         20.8

  Adj. LTM(c) Sales                    $677.7          0.39 x           0.51 x   0.56 x      0.62 x       0.67 x       0.73 x
             EBITDA                      92.8           2.8              3.7      4.1         4.5          4.9          5.3
              EBIT                       70.2           3.8              4.9      5.5         6.0          6.5          7.0


  Actual      Sales                    $657.5          0.40 x           0.53 x   0.58 x      0.64 x       0.69 x       0.75 x
  FY 1996E   EBITDA                      87.1           3.0              4.0      4.4         4.8          5.2          5.6
              EBIT                       64.6           4.1              5.4      5.9         6.5          7.1          7.6

  Adjusted(c) Sales                    $669.4          0.40 x           0.52 x   0.57 x      0.63 x       0.68 x       0.73 x
  FY 1996E   EBITDA                      89.4           3.0              3.9      4.3         4.7          5.1          5.5
              EBIT                       66.8           4.0              5.2      5.7         6.3          6.8          7.4

  P/E MULTIPLES:
  Actual     LTM EPS                    $0.09          66.7 x           92.8 x  104.3 x     115.9 x      127.5 x      139.1 x
          FY  1996E EPS                  0.76           7.6             10.5     11.8        13.2         14.5         15.8
          FY  1997E EPS                  0.78           7.4             10.3     11.5        12.8         14.1         15.4
          Cal.1996E EPS                  0.81           7.1              9.9     11.1        12.3         13.6         14.8
          Cal.1997E EPS                  0.81           7.1              9.9     11.1        12.3         13.6         14.8

  Adjusted(c)LTM EPS                    $0.85           6.8 x            9.4 x   10.6 x      11.8 x       12.9 x       14.1 x
          FY  1996E EPS                  0.80           7.2             10.0     11.3        12.5         13.8         15.0
          FY  1997E EPS                  0.78           7.4             10.3     11.5        12.8         14.1         15.4
          Cal.1996E EPS                  0.82           7.0              9.8     11.0        12.2         13.4         14.6
          Cal.1997E EPS                  0.81           7.1              9.9     11.1        12.3         13.6         14.8

  FY 1996E EPS (First Call)             $0.76           7.6 x           10.5 x   11.8 x      13.2 x       14.5 x       15.8 x

------------------------------------------------------
  (a) Projected financial information provided by BUCKEYE management, unless otherwise noted.
  (b) Based on closing price one day prior to initial announcement on September 24, 1996.
  (c) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY OF SELECTED PUBLICLY TRADED COMPANIES
($ in Millions)



         LTM NET SALES(a)                                 AGGREGATE VALUE(b)
-----------------------------------               ------------------------------

1.   USX-U.S. Steel          $6,420               1.   USX-U.S. Steel     $3,408
2.   Bethlehem Steel          4,732               2.   Dofasco             2,027
3.   Inland Steel             4,584               3.   Bethlehem Steel     1,898
4.   LTV Corp                 4,108               4.   Inland Steel        1,410
5.   National Steel           2,917               5.   AK Steel            1,287
6.   AK Steel                 2,220               6.   National Steel        873
7.   Dofasco                  2,084               7.   Armco                 837
8.   Armco                    1,682               8.   LTV Corp.             609
9.   Weirton Steel            1,355               9.   Geneva Steel          486
10.  WHX Corp.                1,347               10.  WHX Corp              426
11.  Rouge Steel              1,257               11.  Acme Metals           405
12.  BUCKEYE (ADJUSTED)(c)      678               12.  Weirton Steel         392
13.  Geneva Steel               678               13.  Rouge Steel           347
14.  BUCKEYE (ACTUAL)           598               14.  BUCKEYE(d)            264
15.  Acme Metals                507

------------------------------------              ------------------------------

-----------------------------
(a)  LTM net sales figures reflect the last four publicly available quarters.
(b) Aggregate value includes the equity value of the companies according to closing prices on 10/16/96 and the latest publicly available company balance sheet information.
(c) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.
(d) Based on $5.75 per share closing price on day prior to initial announcement on September 24, 1996.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
SUMMARY OF SELECTED PUBLICLY TRADED COMPANIES (CONT.)


      LTM EBITDA MARGIN(a)                        DEBT / TOTAL CAPITALIZATION(b)
------------------------------------              ------------------------------

1.   Dofasco                   19.7%              1.   Armco              245.8%
2.   AK Steel                  15.6               2.   BUCKEYE             74.2
3.   BUCKEYE (ADJUSTED)(c)     13.7               3.   Geneva Steel        71.4
4.   USX-U.S. Steel            11.2               4.   Weirton Steel       70.7
5.   LTV Corp.                 10.0               5.   Acme Metals         53.6
6.   WHX Corp.                  9.6               6.   Inland Steel        47.9
7.   Geneva Steel               9.6               7.   National Steel      46.0
8.   Bethlehem Steel            9.5               8.   USX-U.S. Steel      40.6
9.   Acme Metals                8.0               9.   Bethlehem Steel     32.4
10   Inland Steel               7.9               10.  Dofasco             31.8
11.  BUCKEYE (ACTUAL)           7.8               11.  AK Steel            31.1
12.  Weirton Steel              6.3               12.  WHX Corp.           26.7
13.  Armco                      6.3               13.  LTV Corp.            9.5
14.  National Steel             6.1               14.  Rouge Steel          0.0
15.  Rouge Steel                4.3

------------------------------------              ------------------------------

------------------------------
(a)  LTM margins reflect the last four publicly available quarters.
(b) Debt to total capitalization is based on the latest publicly available balance sheet information.
(c) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
VALUATION BASED ON SELECTED PUBLICLY TRADED COMPANIES
($ in Millions, Except Per Share Data)


                                                                    MULTIPLES FOR SELECTED PUBLICLY
                                                       BUCKEYE             TRADED COMPANIES              IMPLIED PRICE PER SHARE(a)
                                        BUCKEYE       MULTIPLES     -------------------------------     ----------------------------
                                      STATISTICS(b)   (AT $5.75)      MEDIAN      LOW        HIGH        MEDIAN      LOW       HIGH
                                     -------------   ----------     ----------  -------    --------     --------    -----     ------
ACTUAL:
  LTM Net Sales                          $597.5         0.44x         0.40x      0.15x      0.97x          $5.05     $0.95    $14.41
  LTM EBITDA                               46.3          5.7           4.7        1.5        9.9            4.46      0.39     11.08
  LTM EBIT                                 23.7         11.2           8.3        4.0       22.3            3.89      1.09     13.00

  LTM EPS                                 $0.09         66.7x         10.3x       7.6x      21.0x          $0.93     $0.68     $1.89
  Proj. Calendar 1996 EPS (Company)        0.81          7.1          12.7        7.7       19.5           10.29      6.24     15.80
  Proj. Calendar 1997 EPS (Company)        0.81          7.1          11.8        7.9       19.0            9.56      6.40     15.39

AS ADJUSTED(c):

  LTM Net Sales                          $677.7         0.39x         0.40x      0.15x      0.97x          $5.93     $1.28    $16.54
  LTM EBITDA                               92.8          2.8           4.7        1.5        9.9           10.47      2.31     23.72
  LTM EBIT                                 70.2          3.8           8.3        4.0       22.3           14.49      6.20     41.49

  LTM EPS                                 $0.85          6.8x         10.3x       7.6x      21.0x          $8.76     $6.46    $17.85
  Proj. Calendar 1996 EPS (Company)        0.82          7.0          12.7        7.7       19.5           10.41      6.31     15.99
  Proj. Calendar 1997 EPS (Company)        0.81          7.1          11.8        7.9       19.0            9.56      6.40     15.39


---------------------------------------
(a) Based on excluding net debt of $55.1 million, where applicable, and 36.4 million shares outstanding.
(b)  Projected financial information provided by BUCKEYE management.
(c) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
VALUATION BASED ON PREMIUMS PAID IN SELECTED MINORITY SQUEEZE-OUT
TRANSACTIONS(a)


                                                                      PREMIUMS PAID (ALL DEALS)             IMPLIED PRICE PER SHARE
                                                     BUCKEYE        -----------------------------         --------------------------
                                          BUCKEYE    PREMIUMS
STOCK PRICE PRIOR TO ANNOUNCEMENT:       STATISTICS (AT $10.00)      MEDIAN       LOW       HIGH           MEDIAN     LOW      HIGH
                                         ---------- -----------     --------    -------    ------         --------  -------   ------
   One Day                                 $5.750       73.9%         24.1%      (8.7)%     66.7%          $7.14     $5.25     $9.59
   One Week                                 5.375       86.0          26.0        4.2       90.0            6.77      5.60     10.21
   Four Weeks                               5.125       95.1          32.2       (2.6)      88.6            6.78      4.99      9.67



                                                                      PREMIUMS PAID (DEALS WHERE
                                                                  ACQUIROR PREVIOUSLY HELD OVER 75%)        IMPLIED PRICE PER SHARE
                                                     BUCKEYE      ----------------------------------      --------------------------
                                          BUCKEYE    PREMIUMS
STOCK PRICE PRIOR TO ANNOUNCEMENT:       STATISTICS (AT $10.00)      MEDIAN       LOW       HIGH           MEDIAN     LOW      HIGH
                                         ---------- -----------     --------    -------    ------         --------   -----    ------
   One Day                                 $5.750       73.9%         25.7%      (8.7)%     66.7%          $7.23     $5.25     $9.59
   One Week                                 5.375       86.0          31.8        4.2       90.0            7.08      5.60     10.21
   Four Weeks                               5.125       95.1          33.0       (2.6)      88.6            6.82      4.99      9.67


----------------------------------------
(a)  Source: Securities Data Company, Inc.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
VALUATION BASED ON SELECTED MERGER AND ACQUISITION TRANSACTIONS
($ in Millions, Except Per Share Data)

                                                                    MULTIPLES FOR SELECTED M & A
                                                       BUCKEYE               TRANSACTIONS                IMPLIED PRICE PER SHARE(a)
                                        BUCKEYE       MULTIPLES     -------------------------------     ----------------------------
                                      STATISTICS     (AT $10.00)      MEDIAN      LOW        HIGH        MEDIAN      LOW       HIGH
                                     -------------   -----------    ----------  -------    --------     --------    -----     ------

ACTUAL:
  LTM Net Sales                        $597.5           0.70x         0.65x      0.27x      0.97x          $9.15     $2.92    $14.41
  LTM EBITDA                             46.3            9.0           6.9        4.1        9.1            7.26      3.70     10.06
  LTM EBIT                               23.7           17.7          10.2        4.8       15.7            5.13      1.61      8.71
  LTM EPS                               $0.09          115.9          13.3        7.2       25.5            1.20      0.65      2.30

AS ADJUSTED(b):
  LTM Net Sales                        $677.7           0.62x         0.65x      0.27x      0.97x         $10.59     $3.51    $16.55
  LTM EBITDA                             92.8            4.5           6.9        4.1        9.1           16.08      8.94     21.68
  LTM EBIT                               70.2            6.0          10.2        4.8       15.7           18.16      7.74     28.76
  LTM EPS                               $0.85           11.8          13.3        7.2       25.5           11.31      6.12     21.68




                                                                            PREMIUMS PAID                IMPLIED PRICE PER SHARE
                                                          BUCKEYE     -----------------------------    ----------------------------
                                          BUCKEYE        PREMIUMS
STOCK PRICE PRIOR TO ANNOUNCEMENT:       STATISTICS     (AT $10.00)    MEDIAN      LOW        HIGH      MEDIAN       LOW      HIGH
                                         ----------     -----------   --------   -------     ------    -------     -------   ------

  One Day                                   $5.750          73.9%       30.0%      11.8%      47.8%      $7.48     $6.43      $8.50
  One Week                                   5.375          86.0        33.8       22.8       57.7        7.19      6.60       8.48
  Four Weeks                                 5.125          75.1        28.6       16.7       45.5        6.59      5.98       7.46

---------------------------------------
(a) Based on excluding net debt of $55.1 million, where applicable, and 36.4 million shares outstanding.
(b) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by management.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS
($ in Millions, Except Per Share Data)


                                                            FYE OCTOBER 31,
                                              ------------------------------------------
      PROJECTED CASH FLOWS (a):                  1996       1997       1998       1999
                                              ------------------------------------------

      Sales                                    $657.5     $674.1     $677.6     $661.5
        % Growth                                  4.2%       2.5%       0.5%      -2.4%

      Gross Profit                              108.9      108.5      120.4      116.1
        % Margin                                 16.6%      16.1%      17.8%      17.6%

      EBITDA                                     87.1       87.1       98.1       93.6
        % Margin                                 13.2%      12.9%      14.5%      14.2%

      EBIT                                       64.6       63.1       72.9       67.2
        % Margin                                  9.8%       9.4%      10.8%      10.2%

      Less: Taxes at 40%                        (25.8)     (25.3)     (29.2)     (26.9)

      ----------------------------------------------------------------------------------
      EBIAT                                     $38.7      $37.9      $43.7      $40.3
      ----------------------------------------------------------------------------------

      Plus: Depreciation & Amortization          22.5       23.9       25.2       26.4
      Plus: Non-cash Postretirement Benefits      6.5        6.3        6.3        6.3
      Less: Pension Funding Requirements          0.0        0.0       (4.9)      (9.8)
      Less: Capital Expenditures                (30.0)     (45.0)     (40.0)     (40.0)
      Less: Increase in Working Capital           5.7        1.2       (1.9)       1.4

      ----------------------------------------------------------------------------------
      FREE CASH FLOW                            $43.5      $24.3      $28.4      $24.7
      ----------------------------------------------------------------------------------



      PRESENT VALUE PER SHARE (b):



                                                               PERPETUAL GROWTH RATE
                                 DISCOUNT             ----------------------------------           IMPLIED PGR
                                   RATE                      1.0%       2.0%       3.0%           @ $10 / SHARE
                               --------------         -----------------------------------      -------------------
                                       9.0%                $6.55      $7.57      $8.93                   3.4%

                                      10.0%                $5.63      $6.40      $7.41                   4.5%

                                      11.0%                $4.89      $5.50      $6.26                   5.6%

                                      12.0%                $4.28      $4.77      $5.37                   6.6%


-----------------------------------------------------------------------------
      (a) Projected financial information provided by BUCKEYE management.
      (b) Present value as of November 1, 1996. Based on excluding net debt of $67.5 million and assuming 36.4 million shares outstanding.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
------------------------------------------------------------------------------
LEVERAGED RECAPITALIZATION ANALYSIS
($ IN MILLIONS)

ASSUMPTIONS
-----------
Shares Outstanding     36.404
Dividend Per Share      $3.50

    Sources              $                 Uses                 $
-----------------    --------     ----------------------    ---------

New Notes              $240.0     Repurchase Sr. Notes       $206.4
Existing Cash           147.6     Accrued Interest              5.4
                     --------     Tender Prem (111.5%)         23.7
Total                  $387.6     NWA Payments                 13.2
                                  Fees & Expenses              11.5
                                  Dividend ($3.50/Share)      127.4
                                                            ---------
                                  Total                      $387.6

PRO FORMA CAPITALIZATION AT JULY 31, 1996
-----------------------------------------

                         ACTUAL           PRO FORMA
                      -------------     -------------
Cash & Investments          $156.7              $9.1

Senior Secured Notes         206.4                --
New Notes                       --             240.0
Other Debt                     5.4               5.4
                      -------------     -------------
Total Debt                  $211.8            $245.4

Shareholders' Equity          73.5             (77.7)


Debt / Total Capital          74.2%            146.3%
Debt / LTM Adj. EBITDA         2.3 x             2.6 x


VALUATION PER SHARE BASED ON EBITDA MULTIPLES
---------------------------------------------

LTM Adjusted EBITDA (a)                       $92.8

EBITDA Multiple Range            4.0 x          4.5 x         5.0 x
                         -----------     ----------     ---------

Aggregate Value               $371.2         $417.6        $464.0

Less: New Notes               (240.0)        (240.0)       (240.0)
Less: Existing Debt             (5.4)          (5.4)         (5.4)
Plus: Cash                       9.1            9.1           9.1
                         -----------     ----------     ---------

Equity Value                  $134.8         $181.2        $227.6

Per Share                      $3.70          $4.98         $6.25
Plus: Dividend                  3.50           3.50          3.50
                         -----------     ----------     ---------

Total Value Per Share          $7.20          $8.48         $9.75
                         -----------     ----------     ---------
                         -----------     ----------     ---------

VALUATION PER SHARE BASED ON CALENDAR 1997 P/E MULTIPLES
--------------------------------------------------------

Calendar 1997 EPS (b)                           $0.81
Weighted Average Shares Outstanding            36.404
                                            ---------

Implied Calendar 1997 Net Income                $29.5
Less: Incremental A/T Interest Expense (c)       (1.4)
Less: A/T Loss of Interest Income (@ 5.13%)      (4.5)
                                            ---------

Pro Forma Calendar 1997 Net Income              $23.5
Pro Forma Calendar 1997 EPS                     $0.65

1997 P/E Multiple Range        9.0 x             10.0 x         11.0 x
                           -------           --------       --------

Value Per Share              $5.82              $6.47          $7.12
Plus: Dividend                3.50               3.50           3.50
                           -------           --------       --------

Total Value Per Share        $9.32              $9.97         $10.62
                           -------           --------       --------
                           -------           --------       --------

-------------------------------------------------------

(a) Adjusted to exclude the effects of the 1995 work stoppage, based on BUCKEYE management estimates.
(b) Projected financial information provided by BUCKEYE management.
(c) Assumes 10.0% coupon on new notes.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
--------------------------------------------------------------------------------
HISTORICAL AND PROJECTED FINANCIAL INFORMATION - INCOME STATEMENT
($ IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                  FYE OCTOBER 31,
                     ----------------------------------------------------------------------------------------------------
                                  ACTUAL                                                  PROJECTED (a)

                           1993           1994           1995           1996           1997           1998           1999
                     ------------------------------------------  --------------------------------------------------------

Net Sales                $578.6         $709.4         $631.0         $657.5         $674.1         $677.6         $661.5

COGS                      492.0          574.6          544.8          548.6          565.6          557.2          545.4
                     ------------------------------------------  --------------------------------------------------------

Gross Margin               86.6          134.8           86.2          108.9          108.5          120.4          116.1

D&A                        21.0           19.9           21.2           22.5           23.9           25.2           26.4

SG&A                       19.1           34.9           19.7           21.8           21.5           22.3           22.5
                     ------------------------------------------  --------------------------------------------------------

EBIT                       46.5           80.0           45.3           64.6           63.1           72.9           67.2

Interest Expense          (23.2)         (28.7)         (25.8)         (25.0)         (24.0)         (22.9)         (22.9)
Interest Income             0.0            1.4            5.4            6.3            7.9            8.1            9.8
Other Income, net           0.3            0.1            0.8            0.4            0.0            0.0            0.0
                     ------------------------------------------  --------------------------------------------------------

Pretax Income              23.6           52.8           25.8           46.2           47.1           58.0           54.1

Taxes                      (9.5)         (21.9)         (10.3)         (18.5)         (18.8)         (23.2)         (21.7)
                     ------------------------------------------  --------------------------------------------------------

Net Income                $14.2          $30.9          $15.5          $27.7          $28.2          $34.8          $32.5
                     ------------------------------------------  --------------------------------------------------------
                     ------------------------------------------  --------------------------------------------------------

EPS                       $0.44          $0.94          $0.42          $0.76          $0.78          $0.95          $0.89


Shares Outstanding       30.750         32.491         36.575         36.514         36.404         36.563         36.563

EBITDA                    $67.5          $99.9          $66.5          $87.1          $87.1          $98.1          $93.6

Shipments (000 NT)        1,302          1,468          1,222          1,391          1,383          1,400          1,350

Sales per Ton              $444           $483           $516           $473             *              *              *
EBITDA per Ton               52             68             54             63             *              *              *
Op. Income per Ton           36             54             37             46             *              *              *


--------------------------------------------------------------------------
(a) Projected financial information provided by BUCKEYE management

 * Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
HISTORICAL AND PROJECTED FINANCIAL INFORMATION - BALANCE SHEET
($ in Millions, Except per Share Data)


                                                             FYE October 31,
-----------------------------------------------------------------------------------------------------------------
                                             Actual                                       Projected (a)
                                    1993                1994                1995     1996                1997
--------------------------------------------------------------------------------  -------------------------------
ASSETS
Cash and equivalents                $9.4               $71.4               $94.3     $144.0               $153.4
Short-term investments              - -                - -                  12.3      - -                 - -
Accounts receivable                 68.7                73.4                33.6       64.0                 63.8
Recoverable income taxes            - -                - -                   6.0      - -                 - -
Inventory                           94.8               108.4               101.1       98.6                 86.9
Prepaid expenses                     1.4                 0.4                 1.4        1.2                  1.2
Current deferred income taxes        4.4                13.5                11.1        8.3                  8.1
                                --------              ------              ------     ------               ------
         Total Current Assets      178.6               267.2               259.7      316.0                313.6
Property, plant and equipment      207.0               196.2               189.7      200.5                224.5
Intangible pension assets          - -                 - -                  44.0       40.2                 36.4
Other assets, net                   10.8                18.2                25.7       20.8                 16.5
                                --------              ------              ------     ------               ------
     Total Assets                 $396.3              $481.6              $519.2     $577.5               $590.9

LIABILITIES
Current portion of long-term
 debt                               $2.2                $2.3                $2.3       $2.4                 $1.3
Accounts payable                    80.9                72.9                47.7       79.2                 68.1
Accrued liabilities                 32.3                44.4                39.6       42.6                 45.5
Income taxes payable                 4.4                 6.9                 1.6        1.6                  0.4
                                --------              ------              ------     ------               ------
     Total Current Liabilities     119.7               126.5                91.3      125.9                115.3
Long-term debt less current
 portion                           134.7               213.9               211.5      209.1                207.7
Deferred income taxes                5.1                 9.7                10.4        9.3                  8.4
Postretirement benefits             56.6                66.2                76.3       82.2                 88.5
Pension benefits                   - -                 - -                  44.0       47.0                 49.2
Other liabilities                   11.1                21.4                26.2       25.2                 24.9
                                --------              ------              ------     ------               ------
     Total Liabilities            $327.2              $437.7              $459.7     $498.8               $494.0

SHAREHOLDERS' EQUITY
Preferred stock                      5.0               - -                 - -       - -                   - -
Common equity                       64.2                43.9                59.5       78.7                 96.9
                                --------              ------              ------     ------               ------
         Total Shareholders'
          Equity                   $69.2               $43.9               $59.5      $78.7                $96.9

Total Liabilities and Equity      $396.3              $481.6              $519.2     $577.5               $590.9
                                --------              ------              ------     ------               ------
                                --------              ------              ------     ------               ------


(a) Projected financial information provided by BUCKEYE management


-------------------------------------------------------------------------------
                                                               Gleacher NatWest

  PROJECT BUCKEYE
-------------------------------------------------------------------------------
  SELECTED PUBLICLY TRADED COMPANIES (A)
  ($ in Millions, Except Per Share)




                             Closing   (Discount)/Premium to           Market Value                           P/E Multiple
                             Price on  ------------------------  -----------------------  ----------------------------------------
    Company                  10/16/96   LTM High       LTM Low      Equity    Aggregate     LTM           1996E (b)      1997E (b)
                             --------   --------       -------      ------    ---------     ---           ---------      ---------
  ACME Metals Inc.            $17.88     (5.9)%           30.0%       $208        $405        10.4x           NMx             19.0x
  AK Steel Holdings Corp.      38.88    (11.9)            27.5       1,025       1,287         7.6            7.7              8.0
  Armco                         4.13    (36.5)            13.8         440         837          NM             NM              7.9
  Bethlehem Steel Corp.         8.00    (49.6)             4.9         892       1,898        17.3           19.5             19.0
  Dofasco (c)                  16.19     (1.2)            36.6       1,388       2,027        11.2           11.7              8.9
  Geneva Steel Co. - CL A       4.13    (50.0)            50.0          63         486          NM             NM             10.6
  Inland Steel Industries      16.75    (42.2)             4.7         815       1,410        12.4           14.0             11.8
  LTV Corp.                    11.25    (29.1)             5.9       1,184         609         9.2           12.4             13.9
  National Steel - CL B         9.50    (37.7)            11.8         411         873        21.0             NM             12.7
  Rouge Steel                  20.38    (18.9)             6.5         445         347        10.1           13.7             14.7
  USX - U.S. Steel             27.88    (26.4)            15.5       2,353       3,408         9.5           13.1              9.3
  Weirton                       2.25    (53.8)             0.0          96         392          NM             NM             11.3
  WHX                           9.13    (34.8)             7.4         243         426         7.6           10.1             12.5



  High                                                                                        21.0x          19.5x            19.0x
  Low                                                                                          7.6            7.7              7.9
  Mean                                                                                        11.6           12.8             12.3
  Median                                                                                      10.3           12.7             11.8



  BUCKEYE (Actual)             $5.75(d)  (2.2)%           58.6%       $209        $264        66.7x           7.1x             7.1x
  BUCKEYE (Adjusted) (e)        5.75     (2.2)            58.6         209         264         6.8            7.0              7.1



                                                            Aggregate Value                                     LTM
                                     Projected            as a Multiple of LTM                    -----------------------------
                           Div.     5 Year EPS      --------------------------------    Debt/          Net         EBITDA    EBIT
    Company                Yield      Growth        Net Sales    EBITDA         EBIT     Cap          Sales        Margin   Margin
                           ------   ----------      ---------    ------        -----    -----        -------      --------   -----
  ACME Metals Inc.            0.0%      NA%         0.80x         9.9x         13.7x    53.6%          $507          8.0%     5.8%
  AK Steel Holdings Corp.     2.1%    15.0          0.58          3.7           4.8     31.1          2,220         15.6     12.2
  Armco                       0.0%     6.0          0.50          7.9          16.8    245.8          1,682          6.3      3.0
  Bethlehem Steel Corp.       0.0%     7.0          0.40          4.2          11.5     32.4          4,732          9.5      3.5
  Dofasco (c)                 3.7%      NA          0.97          4.9           8.1     31.8          2,084         19.7     11.9
  Geneva Steel Co. - CL A     0.0%      NA          0.72          7.5          22.3     71.4            678          9.6      3.2
  Inland Steel Industries     1.2%     6.0          0.31          3.9           6.4     47.9          4,584          7.9      4.8
  LTV Corp.                   1.1%     5.0          0.15          1.5           4.0      9.5          4,108         10.0      3.7
  National Steel - CL B       1.2%    34.0          0.30          4.9            NM     46.0          2,917          6.1      1.1
  Rouge Steel                 0.6%      NA          0.28          6.5           8.3      0.0          1,257          4.3      3.3
  USX - U.S. Steel            3.6%    21.0          0.53          4.7           8.3     40.6          6,420         11.2      6.4
  Weirton                     0.0%      NA          0.29          4.6          13.0     70.7          1,355          6.3      2.2
  WHX                         0.6%      NA          0.32          3.3           7.7     26.7          1,347          9.6      4.1



  High                         3.7%    34.0%         0.97x         9.9x         22.3x   245.8%                       19.7%   12.2%
  Low                          0.0%     5.0          0.15          1.5           4.0      0.0                         4.3     1.1
  Mean                         1.1%    13.4          0.47          5.2          10.4     54.4                         9.5     5.0
  Median                       0.6%     7.0          0.40          4.7           8.3     40.6                         9.5     3.7



  BUCKEYE (Actual)            4.9%       NA          0.44x         5.7x         11.2x    74.2%          $598          7.8%    4.0%
  BUCKEYE (Adjusted) (e)      4.9%       NA          0.39          2.8           3.8     74.2            678         13.7    10.4


  (a)  All figures adjusted for unusual and nonrecurring items.
  (b)  Source:  Institutional Brokerage Estimate Service mean estimate
                (as of 10/11/96) calendarized for comparative purposes.
  (c) Canadian GAAP.
  (d) Price one day prior to initial announcement on September 24,1996.
  (e) Adjusted to exclude the effects of the 1995 work stoppage, according to estimates provided by BUCKEYE management.


-------------------------------------------------------------------------------
                                                               Gleacher NatWest


PROJECT BUCKEYE
------------------------------------------------------------------------------------------------------------------------------------
SELECTED MINORITY SQUEEZE-OUT TRANSACTIONS
($ in Millions,Except per Share Data)



                                                                                              PERCENT
   DATE                                                                                      PREVIOUSLY           PERCENT
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                         HELD              ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------

    09/26/96         General Physics Corp                National Patent Development             51.9 %              48.1 %
    08/26/96         Bankers Life Holding(Conseco)       Conseco Inc                             90.5                 9.5
    08/08/96         Roto-Rooter Inc(Chemed Corp)        Chemed Corp                             58.1                41.9
    05/24/96         SyStemix Inc(Sandoz AG)             Sandoz Ltd                              73.0                27.0
    03/29/96         Great American Mgmt & Invt Inc      Equity Holdings Ltd                     87.9                12.1
    12/20/95         United Coasts Corp.                 ACMAT Corp.                             84.0                16.0
    09/26/95         SCOR US Corp(SCOR SA)               SCOR                                    80.0                20.0
    08/25/95         GEICO Corp(Berkshire Hathaway)      Berkshire Hathaway Inc                  51.0                49.0
    07/28/95         Ivey Properties Inc.                BAC Inc. (Belk Brothers)                50.0                50.0
    07/14/95         REN Corp-USA(COBE Labs Inc)         COBE Laboratories(Gambro AB)            53.0                47.0
    07/06/95         Grand Gaming Corp                   Grand Casinos Inc                       77.8                22.2
    07/04/95         Jupiter National Inc(Johnston)      Johnston Industries Inc                 55.0                45.0
    05/19/95         Bic Corp(BIC SA)                    BIC SA                                  78.0                22.0
    04/07/95         LIN Bdcstg(McCaw Cellular)          McCaw Cellular Commun(AT&T)             52.0                48.0
    04/05/95         Club Med Inc                        Club Mediterranee SA                    67.0                33.0
    03/15/95         Ropak Corp                          LinPac Mouldings Ltd                    54.8                39.6
    02/15/95         IG Laboratories Inc                 Genzyme Corp                            59.1                32.0
    02/07/95         Rust International Inc              WMX Technologies Inc                    96.3                 3.6
    12/28/94         Fleet Mortgage Group Inc            Fleet Financial Group Inc               81.0                19.0
    11/02/94         Pacific Telecom(PacifiCorp)         PacifiCorp                              86.6                13.4
    09/08/94         Contel Cellular Inc(Contel)         GTE Corp                                90.0                10.0
    08/24/94         Castle & Cooke Homes Inc            Dole Food Co Inc                        81.7                17.0
    07/28/94         Chemical Waste Management Inc       WMX Technologies Inc                    78.5                21.4
    06/30/94         EB Inc(Parkway Co)                  Parkway Co                              51.3                48.7
    06/06/94         Ogden Projects Inc(Ogden Corp)      Ogden Corp                              84.2                15.8
    03/23/94         Adia Services Inc(Adia SA)          Adia SA                                 81.4                18.6
    02/17/94         Scripps Howard Broadcasting Co.     EW Scripps Co.                          86.0                14.0
    01/07/94         Holnam Inc(Holdernam Inc)           Holderbank Financiere Glarus            95.0                 5.0
    09/20/93         West Point-Pepperell Inc            Valley Fashions Corp                    95.1                 4.9
    06/23/93         Comcast Cablevision of Phila        Comcast Corp                            92.0                 8.0
    01/04/93         United Medical Corp                 Investor Group                          52.0                48.0


   DATE                                                                                       VALUE OF              PRICE/
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                       TRANSACTION            SHARE
------------------------------------------------------------------------------------------------------------------------------------

    09/26/96         General Physics Corp                National Patent Development            $26.4               $5.23
    08/26/96         Bankers Life Holding(Conseco)       Conseco Inc                            117.2               25.00
    08/08/96         Roto-Rooter Inc(Chemed Corp)        Chemed Corp                             88.3               41.00
    05/24/96         SyStemix Inc(Sandoz AG)             Sandoz Ltd                              66.4               17.00
    03/29/96         Great American Mgmt & Invt Inc      Equity Holdings Ltd                     55.6               50.00
    12/20/95         United Coasts Corp.                 ACMAT Corp.                             14.2               10.00
    09/26/95         SCOR US Corp(SCOR SA)               SCOR                                    55.4               15.25
    08/25/95         GEICO Corp(Berkshire Hathaway)      Berkshire Hathaway Inc                2347.0               70.00
    07/28/95         Ivey Properties Inc.                BAC Inc. (Belk Brothers)                82.2               32.00
    07/14/95         REN Corp-USA(COBE Labs Inc)         COBE Laboratories(Gambro AB)           177.7               20.00
    07/06/95         Grand Gaming Corp                   Grand Casinos Inc                       36.5                5.06
    07/04/95         Jupiter National Inc(Johnston)      Johnston Industries Inc                 29.3               33.97
    05/19/95         Bic Corp(BIC SA)                    BIC SA                                 212.6               40.50
    04/07/95         LIN Bdcstg(McCaw Cellular)          McCaw Cellular Commun(AT&T)           3323.4              129.90
    04/05/95         Club Med Inc                        Club Mediterranee SA                   153.4               32.00
    03/15/95         Ropak Corp                          LinPac Mouldings Ltd                    23.4               11.00
    02/15/95         IG Laboratories Inc                 Genzyme Corp                            21.4                4.76
    02/07/95         Rust International Inc              WMX Technologies Inc                    50.5               16.35
    12/28/94         Fleet Mortgage Group Inc            Fleet Financial Group Inc              188.1               20.00
    11/02/94         Pacific Telecom(PacifiCorp)         PacifiCorp                             159.0               30.00
    09/08/94         Contel Cellular Inc(Contel)         GTE Corp                               254.3               25.50
    08/24/94         Castle & Cooke Homes Inc            Dole Food Co Inc                        81.5               15.75
    07/28/94         Chemical Waste Management Inc       WMX Technologies Inc                   397.4                8.85
    06/30/94         EB Inc(Parkway Co)                  Parkway Co                              12.5               17.66
    06/06/94         Ogden Projects Inc(Ogden Corp)      Ogden Corp                             110.3               18.38
    03/23/94         Adia Services Inc(Adia SA)          Adia SA                                 35.8               36.13
    02/17/94         Scripps Howard Broadcasting Co.     EW Scripps Co.                         115.9               82.80
    01/07/94         Holnam Inc(Holdernam Inc)           Holderbank Financiere Glarus            51.7                7.65
    09/20/93         West Point-Pepperell Inc            Valley Fashions Corp                    66.3               46.00
    06/23/93         Comcast Cablevision of Phila        Comcast Corp                            14.3               95.00
    01/04/93         United Medical Corp                 Investor Group                          11.8                9.50


   DATE                                                                                      PREMIUM TO PRE-ANNOUNCEMENT PRICE
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                  1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
------------------------------------------------------------------------------------------------------------------------------------

    09/26/96         General Physics Corp                National Patent Development           19.5 %          35.0 %         39.5 %
    08/26/96         Bankers Life Holding(Conseco)       Conseco Inc                           14.9            10.5           11.7
    08/08/96         Roto-Rooter Inc(Chemed Corp)        Chemed Corp                           12.3            12.3           11.2
    05/24/96         SyStemix Inc(Sandoz AG)             Sandoz Ltd                            (8.7)           47.8           38.8
    03/29/96         Great American Mgmt & Invt Inc      Equity Holdings Ltd                    2.6             4.2            3.6
    12/20/95         United Coasts Corp.                 ACMAT Corp.                           53.8            53.8           63.3
    09/26/95         SCOR US Corp(SCOR SA)               SCOR                                  37.1            35.6           38.6
    08/25/95         GEICO Corp(Berkshire Hathaway)      Berkshire Hathaway Inc                25.6            23.1           25.3
    07/28/95         Ivey Properties Inc.                BAC Inc. (Belk Brothers)              45.5            45.5           88.2
    07/14/95         REN Corp-USA(COBE Labs Inc)         COBE Laboratories(Gambro AB)          27.0            20.3           26.0
    07/06/95         Grand Gaming Corp                   Grand Casinos Inc                     34.9            34.9           55.7
    07/04/95         Jupiter National Inc(Johnston)      Johnston Industries Inc               25.8            25.8           47.7
    05/19/95         Bic Corp(BIC SA)                    BIC SA                                13.3            12.5           28.6
    04/07/95         LIN Bdcstg(McCaw Cellular)          McCaw Cellular Commun(AT&T)            6.9             6.7            6.7
    04/05/95         Club Med Inc                        Club Mediterranee SA                  41.4            39.9           44.6
    03/15/95         Ropak Corp                          LinPac Mouldings Ltd                   4.8             6.0            4.8
    02/15/95         IG Laboratories Inc                 Genzyme Corp                          (2.4)           46.5           58.7
    02/07/95         Rust International Inc              WMX Technologies Inc                  27.0            39.1           39.1
    12/28/94         Fleet Mortgage Group Inc            Fleet Financial Group Inc             19.4            18.5           18.5
    11/02/94         Pacific Telecom(PacifiCorp)         PacifiCorp                            23.7            23.7           23.7
    09/08/94         Contel Cellular Inc(Contel)         GTE Corp                              43.7            37.8           36.0
    08/24/94         Castle & Cooke Homes Inc            Dole Food Co Inc                      35.5            41.6           55.6
    07/28/94         Chemical Waste Management Inc       WMX Technologies Inc                  10.6             8.9            1.1
    06/30/94         EB Inc(Parkway Co)                  Parkway Co                            23.9            26.1           53.6
    06/06/94         Ogden Projects Inc(Ogden Corp)      Ogden Corp                             5.8            17.6           20.5
    03/23/94         Adia Services Inc(Adia SA)          Adia SA                               36.3            38.9           50.5
    02/17/94         Scripps Howard Broadcasting Co.     EW Scripps Co.                         6.2             6.8           10.4
    01/07/94         Holnam Inc(Holdernam Inc)           Holderbank Financiere Glarus          13.3            15.5            7.4
    09/20/93         West Point-Pepperell Inc            Valley Fashions Corp                 (20.5)          (19.8)         (19.8)
    06/23/93         Comcast Cablevision of Phila        Comcast Corp                          35.7            15.9           15.9
    01/04/93         United Medical Corp                 Investor Group                        49.0            52.0           49.0



-------------------------------------------------------------------------------
                                                               Gleacher NatWest


PROJECT BUCKEYE
------------------------------------------------------------------------------------------------------------------------------------
SELECTED MINORITY SQUEEZE-OUT TRANSACTIONS (CONT.)
($ in Millions,Except per Share Data)


                                                                                              PERCENT
   DATE                                                                                      PREVIOUSLY           PERCENT
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                         HELD              ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
    11/13/92         Brand Cos Inc                       Rust International Inc                  55.8 %              44.0 %
    08/17/92         PHLCORP Inc                         Leucadia National Corp                  63.1                36.9
    03/20/92         Belvedere Corp                      BLV Acquisition Corp                    54.8                45.2
    03/02/92         Grace Energy Corp                   WR Grace & Co                           83.4                16.6
    02/24/92         Unocal Exploration Corp             Unocal Corp                             96.0                 4.0
    02/06/92         Spelling Entertainment Inc          Charter Co(American Financial)          82.3                17.7
    10/16/91         American Television & Commun        Time Warner                             81.9                18.0
    09/18/91         Arkla Exploration Co                Arkla Inc                               82.0                18.0
    08/02/91         Envirosafe Services Inc             EnviroSource Inc                        62.5                37.4
    07/25/91         Country Lake Foods Inc              Land O' Lakes Inc                       65.5                34.5
    06/13/91         Weigh-Tronix(Staveley Indus)        Staveley Industries PLC                 55.8                44.3
    05/01/91         United Artists Entertainment        Tele-Communications Inc                 53.2                46.0
    03/01/91         Metcalf & Eddy Cos Inc              Air & Water Technologies Corp           82.0                18.0
    02/06/91         Hamilton Oil Corp                   BHP Hldgs(USA)Inc(Broken Hill)          51.7                48.3
    01/25/91         Medical Management of America       Investor Group                          76.3                23.7
    01/03/91         Ocean Drilling & Exploration        Murphy Oil Corp                         61.0                39.0
    10/23/90         ERC Environmental and Energy        Ogden Corp                              61.2                38.8
    08/16/90         Academy Insurance Group Inc         Academy Mergerco Inc                    50.0                50.0
    07/31/90         Freeport-McMoRan Oil and Gas        Freeport-McMoRan Inc                    81.5                18.5
    07/19/90         Caesars New Jersey Inc              Caesars World Inc                       86.6                13.4
    07/12/90         TVX Broadcast Group Inc             Paramount Communications                79.0                21.0
    07/06/90         Mack Trucks Inc                     Renault Vehicules Industriels           60.0                40.0
    05/17/90         DST Systems Inc                     Kansas City Southern Inds Inc           87.1                11.5
    05/08/90         ISS International Service Sys       ISS International Service A/S           66.0                34.0
    03/02/90         Shearson Lehman Brothers Hldgs      American Express Co                     61.0                39.0
    02/16/90         National Mine Service Co            Anderson Mavor Investments Ltd          50.5                49.5
    02/09/90         BRAE Corp.                          Leucadia National Corp.                 58.7                41.3
    01/24/90         Copperweld Corp(Imetal SA)          Imetal SA                               55.6                44.4


   DATE                                                                                      VALUE OF             PRICE/
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                       TRANSACTION           SHARE
------------------------------------------------------------------------------------------------------------------------------------

    11/13/92         Brand Cos Inc                       Rust International Inc                $185.0              $18.75
    08/17/92         PHLCORP Inc                         Leucadia National Corp                 139.9               25.78
    03/20/92         Belvedere Corp                      BLV Acquisition Corp                    16.9                6.30
    03/02/92         Grace Energy Corp                   WR Grace & Co                           77.3               19.00
    02/24/92         Unocal Exploration Corp             Unocal Corp                            117.5               11.68
    02/06/92         Spelling Entertainment Inc          Charter Co(American Financial)          43.0                7.25
    10/16/91         American Television & Commun        Time Warner                           1699.5               82.50
    09/18/91         Arkla Exploration Co                Arkla Inc                               92.6               15.44
    08/02/91         Envirosafe Services Inc             EnviroSource Inc                        16.8               11.69
    07/25/91         Country Lake Foods Inc              Land O' Lakes Inc                       22.6               15.30
    06/13/91         Weigh-Tronix(Staveley Indus)        Staveley Industries PLC                 25.3               22.00
    05/01/91         United Artists Entertainment        Tele-Communications Inc               1189.0               16.19
    03/01/91         Metcalf & Eddy Cos Inc              Air & Water Technologies Corp           51.0               19.25
    02/06/91         Hamilton Oil Corp                   BHP Hldgs(USA)Inc(Broken Hill)         524.3               40.00
    01/25/91         Medical Management of America       Investor Group                          12.9                8.25
    01/03/91         Ocean Drilling & Exploration        Murphy Oil Corp                        391.8               19.39
    10/23/90         ERC Environmental and Energy        Ogden Corp                              33.6               15.13
    08/16/90         Academy Insurance Group Inc         Academy Mergerco Inc                    46.8                1.33
    07/31/90         Freeport-McMoRan Oil and Gas        Freeport-McMoRan Inc                    46.2               10.88
    07/19/90         Caesars New Jersey Inc              Caesars World Inc                       48.4               22.58
    07/12/90         TVX Broadcast Group Inc             Paramount Communications                61.4                9.50
    07/06/90         Mack Trucks Inc                     Renault Vehicules Industriels          103.7                6.25
    05/17/90         DST Systems Inc                     Kansas City Southern Inds Inc           39.1               15.85
    05/08/90         ISS International Service Sys       ISS International Service A/S           15.4               12.00
    03/02/90         Shearson Lehman Brothers Hldgs      American Express Co                    360.0               12.90
    02/16/90         National Mine Service Co            Anderson Mavor Investments Ltd          21.6                8.88
    02/09/90         BRAE Corp.                          Leucadia National Corp.                 23.0                6.25
    01/24/90         Copperweld Corp(Imetal SA)          Imetal SA                               78.0               17.00


   DATE                                                                                       PREMIUM TO PRE-ANNOUNCEMENT PRICE
ANNOUNCED            TARGET NAME                         ACQUIROR NAME                     1 DAY PRIOR   1 WEEK PRIOR  4 WEEKS PRIOR
------------------------------------------------------------------------------------------------------------------------------------

    11/13/92         Brand Cos Inc                       Rust International Inc                 4.9 %          13.6 %          4.9 %
    08/17/92         PHLCORP Inc                         Leucadia National Corp                12.1            15.2           28.9
    03/20/92         Belvedere Corp                      BLV Acquisition Corp                  44.0            57.5           40.0
    03/02/92         Grace Energy Corp                   WR Grace & Co                         24.6            21.6            7.8
    02/24/92         Unocal Exploration Corp             Unocal Corp                           18.3            18.3           22.9
    02/06/92         Spelling Entertainment Inc          Charter Co(American Financial)        52.6            45.0           45.0
    10/16/91         American Television & Commun        Time Warner                           66.7            67.5           88.6
    09/18/91         Arkla Exploration Co                Arkla Inc                              8.3            28.6           30.0
    08/02/91         Envirosafe Services Inc             EnviroSource Inc                      16.9            11.3           (2.6)
    07/25/91         Country Lake Foods Inc              Land O' Lakes Inc                     39.1            45.7           53.0
    06/13/91         Weigh-Tronix(Staveley Indus)        Staveley Industries PLC               41.9            41.9           44.3
    05/01/91         United Artists Entertainment        Tele-Communications Inc               19.9            22.2           25.7
    03/01/91         Metcalf & Eddy Cos Inc              Air & Water Technologies Corp         22.2            16.7           24.2
    02/06/91         Hamilton Oil Corp                   BHP Hldgs(USA)Inc(Broken Hill)        18.5            21.2           31.1
    01/25/91         Medical Management of America       Investor Group                        65.0            65.0           65.0
    01/03/91         Ocean Drilling & Exploration        Murphy Oil Corp                       14.0            24.1            9.2
    10/23/90         ERC Environmental and Energy        Ogden Corp                            37.5            44.1           44.1
    08/16/90         Academy Insurance Group Inc         Academy Mergerco Inc                  21.1            24.7           21.1
    07/31/90         Freeport-McMoRan Oil and Gas        Freeport-McMoRan Inc                  36.0            42.7           47.5
    07/19/90         Caesars New Jersey Inc              Caesars World Inc                     40.0            49.3           44.5
    07/12/90         TVX Broadcast Group Inc             Paramount Communications              26.7            90.0           85.4
    07/06/90         Mack Trucks Inc                     Renault Vehicules Industriels         19.0            19.0           22.0
    05/17/90         DST Systems Inc                     Kansas City Southern Inds Inc         24.3            40.9           51.0
    05/08/90         ISS International Service Sys       ISS International Service A/S         54.8            60.0           60.0
    03/02/90         Shearson Lehman Brothers Hldgs      American Express Co                   (0.8)           18.6            7.5
    02/16/90         National Mine Service Co            Anderson Mavor Investments Ltd        20.3            12.7            9.2
    02/09/90         BRAE Corp.                          Leucadia National Corp.               33.3            38.9           38.9
    01/24/90         Copperweld Corp(Imetal SA)          Imetal SA                             47.8            41.7           33.3


                                                                         -----------------------------------------------------------
                                                                         High                  66.7 %          90.0 %         88.6 %
                                                                         Low                   (8.7)            4.2           (2.6)
                                        All Deals                        Mean                  26.1            31.0           33.7
                                                                         Median                24.1            26.0           32.2
                                                                         -----------------------------------------------------------

                                                                         -----------------------------------------------------------
                                                                         High                  66.7 %          90.0 %         88.6 %
                                                                         Low                   (8.7)            4.2           (2.6)
                                        Deals Where Acquiror             Mean                  28.4            32.3           35.3
                                        Previously Held Over 75%         Median                25.7            31.8           33.0
                                                                         -----------------------------------------------------------

Source: Securities Data Company, Inc.
Note: Summary statistics exclude West Point-Pepperell Inc./Valley Fashions transaction



-------------------------------------------------------------------------------
                                                               Gleacher NatWest

PROJECT BUCKEYE
-------------------------------------------------------------------------------
SELECTED MERGER AND ACQUISITION TRANSACTIONS (A)
($ in Millions)

  Date                                                                       Transaction Value    Agg. Value as a Multiple of  LTM
Effective/        Target/                  Business Description              -----------------    --------------------------------
Announced         Acquiror                  of Target                        Equity      Aggregate   Sales       EBITDA      EBIT
---------- ------------------------------------------------------------     -------     ----------  -------     --------    -------
09/19/96    CasTech Aluminum/              Producer of aluminum sheet         $265.3       $312.7      0.78 x     7.9 x    10.2 x
08/19/96         Commonwealth Alum.        and cable

04/02/96    Bliss & Laughlin Industries/   Manufacturer and marketer of         37.7         54.3      0.32       4.8       5.7
09/18/95         BRW Steel Corp.           cold finished steel bars

01/31/96    Cressona Aluminum Co./         Manufacturer of aluminum            430.0        475.0      0.97        NA        NA
10/09/95         Alumax                    extruded products

07/31/95    Doehler-Jarvis Inc./           Manufacturer of aluminum            104.0        218.0      0.94        NA        NA
05/17/95         Harvard Industries        die casting

04/03/95    Wm. R. Hubbell Steel Corp./    Manufacturer of galvanized,          21.0         39.0      0.56        NA        NA
04/03/95         Gibraltar Steel Corp.     galvalume and prepainted
                                           steel products

11/23/93    American Steel & Wire/         Manufacturer of steel rod and wire   51.2        126.8      0.54       6.9      10.9
08/02/93         Birmingham Steel          from semifinished steel

11/10/93    Athlone Industries Inc./       Producer of steel plate, bar        105.1        169.9      0.82       9.1      11.1
03/12/93         Allegheny Ludlum Corp.    and fasteners

12/21/92    FLS Holdings Inc./             Manufacturer of steel for             9.0        176.0      0.40       4.1       7.3
06/29/92         Kyoei Steel Ltd.          construction and industry uses

04/24/92    Washington Steel Corp./        Manufacturer of Stainless and          NA        270.3      0.65       7.3      15.7
   NA            Lukens Inc                other steel

04/24/92    Cyclops Industries Inc./       Manufacturer of specialty,          147.1        291.5      0.27        NM        NM
09/24/91         Armco Inc.                stainless and carbon steels

08/01/90    Copperweld Corp./   (b)        Manufacturer of steel wire and      175.9        205.8      0.70       4.1       4.8
01/24/90         Imetal SA                 metal tubing


                                                                                          High         0.97 x     9.1 x    15.7 x
                                                                                          Low          0.27       4.1       4.8
                                                                                          Mean         0.63       6.3       9.4
                                                                                          Median       0.65       6.9      10.2


                                              Equity Value as                                                Target LTM Data
  Date                                         a Multiple of    Premium Prior to Announcement Date     -----------------------------
Effective/         Target/                          LTM         ----------------------------------      Net       EBITDA     EBIT
Announced          Acquiror                     Net Income        1 Day     1 Week      4 Weeks        Sales      Margin    Margin
---------- - ------------------------------     ----------        -----    -------      -------        -----      ------    ------
09/19/96     CasTech Aluminum/                      13.3x        37.8%      57.7%        45.1%         $398.8      9.9%       7.7%
08/19/96          Commonwealth Alum.

04/02/96     Bliss & Laughlin Industries/            7.2         11.8%      24.6%        22.6%          169.4      6.7%       5.7%
09/18/95          BRW Steel Corp.

01/31/96     Cressona Aluminum Co./                   NA           NA         NA           NA           490.0       NA         NA
10/09/95          Alumax

07/31/95     Doehler-Jarvis Inc./                     NA           NA         NA           NA           233.0       NA         NA
05/17/95          Harvard Industries

04/03/95     Wm. R. Hubbell Steel Corp./              NA           NA         NA           NA            70.0       NA         NA
04/03/95          Gibraltar Steel Corp.


11/23/93     American Steel & Wire/                 25.5         37.1%      45.5%        45.5%          235.1      7.8%       5.0%
08/02/93          Birmingham Steel

11/10/93     Athlone Industries Inc./               18.4         22.8%      22.8%        16.7%          207.1      9.1%       7.4%
03/12/93          Allegheny Ludlum Corp.

12/21/92     FLS Holdings Inc./                       NM           NA         NA           NA           437.0      9.7%       5.5%
06/29/92          Kyoei Steel Ltd.

04/24/92     Washington Steel Corp./                  NM           NA         NA           NA           415.1      8.9%       4.1%
   NA             Lukens Inc

04/24/92     Cyclops Industries Inc./                 NM         19.4%      25.9%        24.0%        1,094.6      1.9%       0.9%
09/24/91          Armco Inc.

08/01/90     Copperweld Corp./   (b)                 8.5         47.8%      41.7%        33.3%          294.2     17.1%      14.5%
01/24/90          Imetal SA

High                                                25.5x        47.8%      57.7%        45.5%
Low                                                  7.2         11.8%      22.8%        16.7%
Mean                                                14.6         29.5%      36.4%        31.2%
Median                                              13.3         30.0%      33.8%        28.6%


----------------------------------
(a) Source: Securities Data Company, Inc. and public documents
(b) Prior to the transaction, Imetal held a majority stake in Copperweld. For comparative purposes the figures assume that all of the outstanding shares of Copperweld were purchased.


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                                                               Gleacher NatWest